AFL-CIO Housing Investment Trust
Helping Build Chicago - The Union Way July 2019

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Chicago area is a strong market for the HIT. Since inception, the HIT has invested $648.8 million in 51 projects with total development investment of $1.5 billion. These projects have built or preserved over 11,727 housing units and created an estimated 17.8 million hours of union construction work*.

Economic and Fiscal Impacts of the HIT- Financed Projects in the Chicago Area
In 2018 Dollars, Since Inception*

$2.9B total economic benefits

$1.1B personal income

17,718 total jobs across industry segments

8,849 union construction jobs, 17.8M hours of work

$145.8M state and local tax revenue generated

Montclare Senior Residences of Calumet Heights: The HIT provided $9.2 million in financing for the $32.7 million new construction of the 134-unit project in Chicago, creating an estimated 231 union construction jobs.

Lathrop Homes Phase IA: The HIT provided $22.0 million in financing for the $175.9 million substantial rehabilitation of the 414-unit Lathrop Homes in Chicago , creating an estimated 786 union construction jobs.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Projects in the Chicago Area in the Last 10 Years 2009-2Q2019

In the past 10 years, the HIT has invested $312.5 million and its subsidiary Building America CDE has awarded $10 million in tax credits to help finance 18 projects with a total development investment of $878.5 million in the Chicago area. These projects are creating an estimated 8.7 million hours of union construction work*.

Project	Location	Units	HIT Investment/ BACDE Allocation	TDC	Union Jobs*
Lawndale Terrace and Plaza Court Apartment	Chicago	198	$11,940,000	$18,748,367	144
Randolph Tower Apartments	Chicago	310	$20,000,000	$148,233,500	1,005
Liberty Meadows Estates, Phase II	Joliet	42	$2,100,000	$8,126,827	41
Bronzeville Senior Apartments	Chicago	97	$8,792,000	$18,662,571	112
Hazel Winthrop Apts	Chicago	30	$2,274,400	$6,278,333	38
2101 South Michigan Apartments	Chicago	250	$32,000,000	$41,850,326	247
Montclare Sr.Residences @ Avalon Park, Phase II	Chicago	122	$2,649,500	$22,416,068	103
Evanston Senior Redevelopment (Walchirk Perlman Apartments)	Evanston	201	$3,400,000	$24,164,944	140
Kenmore Plaza Apartments	Chicago	324	$22,900,000	$60,686,283	112
Lake Village East Apartments	Chicago	218	$14,300,000	$24,989,585	72
Paul G. Stewart Apartment III	Chicago	180	$16,296,000	$31,426,808	143
30 East Adams Apartments	Chicago	176	$44,685,300	$49,755,134	222
Lathrop Homes Phase IA	Chicago	414	$22,000,000	$175,865,785	786
West Town Housing Preservation	Chicago	318	$60,404,300	$121,182,660	542
Montclare Sr. Residences at Calumet	Chicago	134	$9,200,000	$32,721,472	231
Montclare Sr. Residences of Englewood	Chicago	102	$2,300,000	$25,397,680	175
Mark Twain SRO	Chicago	148	$27,278,700	$39,905,499	93
Altgeld Family Resource Center	Chicago	-	$10,000,000	$28,115,001	127
TOTAL (2009-Present)		3,264	$312,520,200	$878,526,843	4,333

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Kenmore Plaza Apartments Chicago	Mark Twain SRO Chicago	30 East Adams Apartments Chicago

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT's website at www.aflcio- hit.com. The prospectus should be read carefully before investing.

July 2019